UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	January 20, 2017

Ameris Bancorp
(Exact Name of Registrant as Specified in Charter)

Georgia	001-13901	58-1456434
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of		Identification No.)
Incorporation)

310 First Street, S.E., Moultrie, Georgia	31768
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(229) 890-1111

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The information contained in this Current Report on Form 8-K (this “Report”), including Exhibits 99.1 and 99.2 attached hereto, is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section. Furthermore, the information contained in this Report shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

Item 2.02	Results of Operations and Financial Condition.

On January 20, 2017, Ameris Bancorp (the “Company”) issued a press release announcing its unaudited financial results for the quarter and fiscal year ended December 31, 2016. A copy of that press release is attached to this Report as Exhibit 99.1.

Item 7.01	Regulation FD Disclosure.

A copy of the slide presentation that the Company will present during the earnings teleconference beginning at 11:00 a.m. Eastern time on January 20, 2017 is attached to this Report as Exhibit 99.2. The slide presentation is also available on the Company’s website, www.amerisbank.com, under the Investor Relations section.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release dated January 20, 2017.

99.2	Slide Presentation dated January 20, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERIS BANCORP

By:	/s/ Dennis J. Zember Jr.
Dennis J. Zember Jr.
Executive Vice President, Chief Financial Officer and Chief Operating Officer

Date: January 20, 2017

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press release dated January 20, 2017

99.2	Slide Presentation dated January 20, 2017